SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 17:- SUBSEQUENT EVENTS

a)
On March 17, 2014 the convertible note of $600 principal amount which is convertible into 363,636 Ordinary Shares at a conversion price of $1.65 per Ordinary Share at the holder’s discretion (see Note 12b), was converted into 363,636 Ordinary Shares, in accordance with the terms of the convertible note agreement.

b)
On June 10, 2014, the Company entered into an Agreement and Plan of Merger, or the merger agreement, with Verisae, Inc., a Minnesota corporation, and its wholly-owned subsidiary, under which the Company agreed to be acquired by Verisae, Inc., or Verisae.

The merger agreement calls for Verisae to acquire all of the issued and outstanding shares of the Company for aggregate cash consideration of $18,825, to the Company’s shareholders, subject to a net cash adjustment to be made as of the closing of the transaction. The Company currently anticipates that the consideration per Ordinary share payable at closing shall be in the range of $3.15-$3.40 per share. Closing is expected within approximately 75 days of the signing date of the merger agreement, subject to regulatory approvals in Israel and approval by the Company’s shareholders.

As a result of the acquisition, the Company will become a strategic business unit of Verisae, a global provider of the Connected Facility – an integrated software platform that combines maintenance, machine to machine monitoring, energy, and sustainability software solutions into one.

For a description of this transaction see the proxy statement for the extraordinary general meeting of shareholders at which the transaction will be subject to approval by the Company’s shareholders, which is attached to the Company’s Report of Foreign Private Issuer on Form 6-K that was furnished to the SEC on July 1 2014 and which is incorporated by reference herein.